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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(A) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report: July 18, 2005
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                          DALECO RESOURCES CORPORATION
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               (Exact name of registrant as specified in Charter)


            Nevada                     0-12214                   23-2860734
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(State or other jurisdiction     (Commission File No.)         (IRS Employee
      of Incorporation)                                     Identification No.)

            120 North Church Street, West Chester, Pennsylvania 19380
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                    (Address of principal executive offices)

Registrant's telephone number, including area code: 610-429-0181
                                                   -------------

    -------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02.

         Departure of directors or Principals Officers, Election of Directors; Appointment of Principal Officers:

         Consistent with the Company's announced intent to re-align its Board of Directors the following individuals have been appointed to the Board of Directors of the Company effective as of July 18, 2005:

         Steven P. Roche (52)
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         Mr. Roche is the co-founder and majority owner of Tecumseh Professional
Associates, Inc, and serves as its Chief Executive Officer. Mr. Roche is a graduate of the American Indian Law Scholarship Program at the University of New Mexico and received his Juris Doctorate Degree from the University of New Mexico School of Law. He received a Bachelors of Arts Degree in Business Administration from Fort Lewis College, Durango, Colorado. Mr. Roche has over 20 years of experience in the areas of American Indian Law, oil and gas, mining, environmental assessment and remediation, water law, land titles and leasing, right-of-way easements and management systems.

         William Pipkin (52)
         --------------

         Mr. Pipkin has a broad technology background with expertise in commercializing technology. Mr. Pipkin is a 1992 graduate of The Wharton School, University of Pennsylvania earning a Masters in Business Administration in Finance and Entrepreneurship, Awarded Director's List. He received a Bachelors of Science, Analytical Chemistry, American Chemical Society certified, from Brigham Young University in 1978. In 1978 he did course work in alternating and direct current theory, design and construction of power supplies and semiconductor theory and application. Mr. Pipkin worked for Hewlett-Packard for 21 years commercializing new technology before joining the "start-up" world. His experience is international in scope, having worked in the United States and Asia as well as having consulted in the United States, Japan, China, Europe and for the United Nations. Mr. Pipkin has been involved in all operations aspects including sales, applications, support, research and development, manufacturing and marketing. Mr. Pipkin was one of the founders of 16/6, Inc. which was acquired by the Company in 1991. He previously served as the Chief Investment Officer and a member of the Board of Directors of Ostara Corporation resigning in April 2005.

         Beau H. Kelly (24)
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         Mr. Kelly is currently the Chief Operating Officer and a Director of
Ostara Corporation. Mr. Kelly is a 2002- graduate of the University of North Carolina receiving a Bachelor of Arts Degree in criminal justice. Prior to joining Ostara Corporation in 2003, Mr. Kelly held various positions with JGK Construction Management, Inc., of Sag Harbor, New York. Mr. Kelly is the brother-in-law of Mr. Knoll, the Acting Interim Chief Executive Officer and a Director of the Company. Mr. Knoll is the Board member designated by Terra Silex Holdings, LLC. pursuant to that certain Stock Purchase Agreement by and among Terra Silex Holdings, LLC and the Company dated September 20, 2001. (See Exhibit
10.13 to the Company's Annual Report on Form 10-KSB)


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         Each newly appointed Director of the Company has been provided with a copy of this 8-K and has been offered the opportunity to provide the Registrant with a letter stating whether he agrees with the statements made by the Registrant in response to this Item 5.02 and, if not, stating the respects in which he does not agree. Should the Registrant receive a letter from an appointed Director, the Registrant shall file same by Amendment to this Form 8-K within two (2) business days after receipt of such a letter by the Registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Daleco Resources Corporation
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                                                       (Registrant)


Date: July 18, 2005
                                              /s/ Gary J. Novinskie
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                                                  Gary J. Novinskie, President

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